Exhibit 99.2
Rapid7 Appoints Christina Kosmowski to Board of Directors

Boston, MA – August 1, 2019 – Rapid7, Inc. (NASDAQ: RPD), a leading provider of security analytics and automation, today announced that it has appointed Christina Kosmowski to its Board of Directors, effective July 31, 2019.

“I am pleased to welcome Christina to the Rapid7 board,” said Corey Thomas, CEO and Chairman of the Board of Directors.  “Christina has an impressive track record of operational excellence and has helped high-growth SaaS companies scale to the next level. We are excited to have her leadership as we continue to scale our business and execute Rapid7’s long-term growth strategy.”

Ms. Kosmowski has served as the Global Head of Customer Success and Services of Slack Technologies, Inc. since February 2017. From May 2002 to February 2017, Ms. Kosmowski was employed by Salesforce.com, Inc., where she served most recently as Senior Vice President, Revenue Lifecycle Management and Customer Success. Ms. Kosmowski holds a B.S. in Industrial Engineering from Northwestern University.

About Rapid7
Rapid7 (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight cloud. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. 8,400 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including, without limitation, statements relating to the Company’s future operations and growth strategy, are forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to integrate acquired operations, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 3, 2019, and subsequent reports that we file with the Securities and Exchange Commission.  Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###

Neeraj Mahajan, CFA
Vice President, Investor Relations

investors@rapid7.com
857-990-4074

Press contact:
Caitlin Doherty
Public Relations Manager
press@rapid7.com
857-990-4240